Other Intangible Assets, Net and Goodwill - Schedule of Future Amortization Expense for Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 43.8
2016	39.6
2017	38.5
2018	36.4
2019	27.2
Thereafter	194.4
Total amortization	$ 379.9	$ 418.8